UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2019

NiSource Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-16189

Delaware	35-2108964
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 17, 2019, NiSource Inc. (the “Company”), as Borrower, entered into an Amended and Restated Term Loan Agreement (the “Agreement”) with the lenders party thereto, and MUFG Bank Ltd., as Administrative Agent, Sole Lead Arranger and Sole Bookrunner. The Agreement increased the amount of the Company’s term loan from $600 million to $850 million and extended the maturity date for the term loan from April 17, 2019 to April 16, 2020. The increased amount of the term loan was funded at closing. The entire outstanding principal balance of the term loan will bear interest at the option of the Company at:

•

a rate equal to the Alternate Base Rate, which is a floating rate equal to the highest of (A) the prime rate of interest quoted by The Wall Street Journal as the “Prime Rate” in the U.S. from time to time, (B) the Federal Funds Effective Rate in effect from time to time plus 0.50% and (C) the one-month LIBO rate plus 1.0%, or

•	a rate equal to (A) the one-week or one-, two-, three- or six-month LIBO rate plus (B) 60 basis points.

Other than increasing the amount of the term loan, extending the term and increasing the applicable margin for the LIBO rate option to 60 basis points (previously the applicable margin for the LIBO rate option was 50 basis points for $150 million of the term loan and 55 basis points for the remainder), the Agreement substantially restates the existing Term Loan Agreement, including representations and warranties, financial and other covenants and events of default.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing discussion of the Agreement in this report is a summary and is qualified in its entirety by the terms of the Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Term Loan Agreement, dated as of April 17, 2019, among NiSource Inc., as Borrower, the Lenders party thereto, and MUFG Bank Ltd., as Administrative Agent and Sole Lead Arranger and Sole Bookrunner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: April 17, 2019	By: /s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer